                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-04015
                                                      ----------

                   EATON VANCE FLOATING-RATE HIGH INCOME FUND
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   OCTOBER 31
                                   ----------
                             Date of Fiscal Year End

                                OCTOBER 31, 2003
                                ----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

       [logo]
     EATON VANCE
-------------------
Managed Investments

                                                               [graphic omitted]

Annual Report October 31, 2003

[graphic omitted]

                                  EATON VANCE
                                 FLOATING-RATE
                                  HIGH INCOME
                                      FUND

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                           ---------------------------

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

--------------------------------------------------------------------------------
From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[Photo of Thomas E Faust Jr.]
Thomas E. Faust Jr.
President

Eaton Vance Floating-Rate High Income Fund's Class A shares had a net asset value per share of $10.22 as of October 31, 2003, and dividends for the period from inception on May 7, 2003 through October 31, 2003 were $0.200. The distribution rate on October 31, 2003, was 3.82%(1) and the SEC 30-day yield for Class A shares was 3.82%.(2)

The Fund's Class B shares had a net asset value per share of $9.60 as of October 31, 2003, and dividends for the year ending as of the same date were $0.353. The distribution rate on October 31, 2003, was 3.07%(1) and the SEC 30-day yield for Class B shares was 3.07%.(2)

The Fund's Class C shares had a net asset value per share of $9.60 as of October 31, 2003, and dividends for the year ending as of the same date were $0.353. The distribution rate on October 31, 2003, was 3.08%(1) and the SEC 30-day yield for Class C shares was 3.08%.(2)

The Fund's Institutional Class shares had a net asset value per share of $9.61 as of October 31, 2003, and dividends for the year ending as of the same date were $0.448. The distribution rate on October 31, 2003, was 4.07%(1) and the SEC 30-day yield for Institutional shares was 4.07%.(2)

The Fund's Advisers Class shares had a net asset value per share of $9.61 as of October 31, 2003, and dividends for the year ending as of the same date were $0.423. The distribution rate on October 31, 2002, was 3.82%(1) and the SEC 30-day yield for Advisers Class shares was 3.82%.(2)

THE LOAN MARKET HAS REBOUNDED IN
2003, REFLECTING A STRONGER ECONOMY
AND IMPROVED CREDIT CONDITIONS...

The year ended October 31, 2003 brought a strong recovery in the U.S. economy, a trend that was reflected in improving credit conditions and solid loan market performance. Loan returns exceeded those of last year, when the Federal Reserve was in the midst of a series of interest rate cuts. Stronger economic growth, combined with productivity gains and a greater cost-consciousness, have contributed to improving credit conditions for many corporate borrowers.

Importantly, the Fund's volatility remained well below that of many other asset classes. That is especially important for those investors for whom preservation of capital is a key consideration. Moreover, we believe that an improving economy should provide better prospects for the loan market and high-yield bond market in the coming year. Eaton Vance Floating-Rate High Income Fund will continue to offer conservative investors a unique way to participate in a stronger economy, while providing a hedge against rising rates. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review developments in the loan market and the Fund during the past year.

    Sincerely,

/s/ Thomas E. Faust Jr.

    Thomas E. Faust Jr.
    President
    December 10, 2003

--------------------------------------------------------------------------------
Fund Information
as of October 31, 2003

Performance(3)
                                                         Institutional Advisers
                            Class A     Class B   Class C   Class       Class
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                      N/A       9.05%     9.06%     10.14%      9.98%
Life of Fund+                 4.23      3.85      3.86       4.75       4.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One year                      N/A       4.05%     8.06%     10.14%      9.98%
Life of Fund+                 1.89      3.00      3.86       4.75       4.55

+ Inception Dates - Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00;
  Institutional Class: 9/15/00; Advisers Class: 9/7/00

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Advisers Class and Institutional shares generally have no sales charge. Class A, Advisers Class and Institutional Class shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

[Photo of Scott H. Page]
Scott H. Page

[Photo of Payson F. Swaffield]
Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Floating Rate Portfolio.

Q:  SCOTT, HOW WOULD YOU DESCRIBE THE LOAN MARKET DURING THE PAST YEAR?

A: MR. PAGE: The loan market has benefited from a stronger economy. Long-beleaguered industrial and technology companies have begun - at last - to see an increase in orders in response to a renewal of capital spending. In addition, companies that cut costs and restructured their debt during the economic slowdown are now beginning to see the benefits of those moves, as business activity gathers steam. Finally, consumer and investor confidence has increased, as corporate governance issues are being addressed by regulators and businesses alike. Together, these trends have contributed to a better credit climate and a stronger loan market.

    While interest rates have remained near cyclical lows, there are signs that the stronger economy and rising commodity prices could push inflation rates higher in the coming year. That could prompt action on the part of the Federal Reserve to push short-term rates higher, a favorable event for the loan market.

Q:  PAYSON, HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE IN THIS
    ENVIRONMENT?

A: MR. SWAFFIELD: The Fund posted a solidly positive total return in the fiscal year ended October 31, 2003. In a low interest rate environment, the Fund outperformed most short-term investment vehicles. The Fund underperformed its benchmark, the CSFB Leveraged Loan Index(1). That underperformance was the result of a lower exposure to the telecom and technology areas, which staged a recovery after having performed very poorly in previous years. While the inclusion of these sectors might provide a short-term boost, we believe they represent an added risk if the markets were to meet a reversal. Interestingly, the Fund outperformed the Index in fiscal year 2002 for the same reason: its underexposure to the volatile telecom and technology sectors.

    It's important to note that the Fund's performance has historically been significantly less volatile than the Index, due in part to our strict credit standards. The Fund has generally outperformed during economic downturns. We believe that reduced volatility is an important consideration for many investors, given the wide fluctuations within the economy and the financial markets in recent years. Therefore, the Fund again performed well within our expectations.

Q:  HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: MR. PAGE: We continued our efforts at diversification across industry sectors. The Portfolio had an exposure to the expanding economy - such as publishing and printing, packaging and auto components - as well as to non-GDP-sensitive areas - such as health care and foods. The Portfolio included 296 borrowers across 48 industries, with no sector larger than 6% of the Portfolio. From a sector standpoint, printing and publishing was the Portfolio's largest weighting, followed by health care providers, auto components, food, beverages and tobacco and cable television.

    During the period, we maintained our conservative investment criteria, demanding what we believe to be good collateral and adequate cash flow. Adhering to strict credit standards has served the Portfolio well in both strong and weak economic scenarios.

Q:  HOW DID THE LOAN MARKET FARE RELATIVE TO HIGH-GRADE BONDS DURING THE PAST
    YEAR?

A: MR. SWAFFIELD: The loan market outperformed the high-grade bond market - as measured by the Lehman Aggregate Bond Index(1) - during the past year, primarily due to higher market prices for loans causing net asset value appreciation, which reflected steadily improving credit conditions. Moreover, such relatively favorable performance came despite no increase in LIBOR, the London-Interbank Offered Rate, which is the base rate for floating-rate loans. An increase in LIBOR, which typically moves with the Federal Funds rate, would generally benefit loans, while hurting bonds.

    And, as the economy has strengthened, the prospect of a hike in interest rates has increased. To date, the Fed has maintained its accommodative monetary policy, having lowered its benchmark Federal Funds rate to 1.00% in June. However, with commodity prices rising and spending by consumers and businesses alike starting to pick up steam, the Fed could well raise rates the moment it detects an overheating of the economy. Accordingly, we believe that the risk profile of bonds has increased.

-----------
(1) The Lehman Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. It is not possible to invest directly in an index.

Q:  HOW DOES THE LOAN MARKET VIEW THE PROSPECT OF HIGHER RATES?

A: MR. PAGE: Floating rate loans are unique in that they reward investors in a rising rate environment. Loans have reset provisions, which means they can be adjusted periodically in response to changes in the underlying rate environment. Generally, loan interest rates are reset every 50-70 days to reflect movements in LIBOR.

    At October 31, 2003, the Portfolio had a days-to-reset average of 57 days. That gives us the flexibility of being able to adjust fairly rapidly to changing interest rates. In a rising rate climate, that represents a major advantage over fixed-rate bonds. While loan returns increase as rates rise, bond returns tend to decrease.

Q: YOU INDICATED THAT THE PORTFOLIO HAD AN EXPOSURE TO THE GROWING ECONOMY. COULD YOU EXPAND ON THAT THEME?

A: MR. SWAFFIELD: Yes. Among its largest holdings, the Portfolio had investments in companies that we believe are likely to be direct beneficiaries of an economic recovery. Publishing and printing was one such sector. With an uptrend in the economy, companies typically increase their advertising budgets. The Portfolio had investments in publishers of newspapers and trade magazines, which not only held up well during the recession but have historically enjoyed stronger revenue growth in improving economies. The Portfolio also had an investment in the publisher of a "yellow pages" directory, sold by its previous owner, a regional Bell operating company. These directories are generally considered attractive for their stable and predictable cash flows, largely due to their dependence on local and small business advertising.

    Another economically-sensitive area was in packaging. As companies ship more products, there is rising demand for containerboard and other packaging materials. The Portfolio's largest investment - the product of a 2003 merger between two packaging companies - produces containerboard used as packaging for diverse products. The merger is expected to produce economies of scale, significant cost savings and an increased market share for the combined company.

Q:  WHERE DID THE PORTFOLIO INVEST IN NON- GDP-SENSITIVE SECTORS?

A: MR. PAGE: The Portfolio had investments in sectors such as health care and satellite television, areas where growth is generally less dependent on the fluctuations in the economy. In the health care sector, the Portfolio had an investment in an operator of dialysis centers for kidney patients. The company operates 515 centers, as well as in-patient facilities and post-operative in-home therapy. The company has benefited from a rising number of procedures and a higher fee schedule.

    In the satellite television area, the Portfolio owned one of the nation's leading operators of satellite broadcasting services. The company registered 20% revenue growth in 2003, driven by strong subscriber growth and an impressive increase in per-subscriber revenues. The company's all digital programming has been a success with consumers.

Q:  WERE THERE ANY SECTORS WHOSE PERFORMANCE IMPEDED THE FUND'S PERFORMANCE?

A: MR. SWAFFIELD: There were no sectors that specifically hurt the Fund's performance. However, as I indicated previously, the Fund underperformed its benchmark during the year due to its underweighting in the technology and telecom sectors. Those sectors declined sharply during last year's market decline and, not surprisingly, rebounded more dramatically than the broad market as the economy has recovered in 2003.

Q:  HOW DID THE HIGH-YIELD BOND PORTION OF THE FUND'S INVESTMENTS PERFORM?

A: MR. SWAFFIELD: The Fund's high-yield investments - held through its investment in High Income Portfolio, which is managed by Eaton Vance's high-yield bond team - performed well. The stronger economy, better corporate profits and tax cuts provided a lift for the high-yield market in the second half of 2003. The high-yield market also was helped by the fact that many of the governance issues that have hurt investor confidence are finally being addressed. Finally, high-yield default rates have declined significantly, reflecting the improved credit conditions.

Five Largest Sector Weightings(2)
-----------------------------------------------------
By total net assets

Publishing & Printing                            5.9%
Health Care - Providers                          5.5%
Auto Components                                  4.1%
Food, Beferage & Tobacco                         4.0%
Cable Television                                 3.9%

Portfolio Overview(2)
-----------------------------------------------------
Total net assets                        $2.22 billion
Number of borrowers                               296
Industries represented                             48
Days-to-interest rate reset                   57 days
Average size per borrowing              $6.06 million
As % of total net assets                        0.27%

Ten Largest Holdings(2)   By total net assets
-----------------------------------------------------
Graphic Packaging International, Inc.            1.1%
Allied Waste Industries, Inc.                    1.0
Dex Media West, LLC                              1.0
DirectTV Holdings, LLC                           0.9
Rite Aid Corp.                                   0.9
Qwest Corp.                                      0.9
SPX Corp.                                        0.9
TRW Automotive Holdings Corp.                    0.9
Owens-Illinois, Inc.                             0.8
Davita, Inc. (FKA Total Renal Care)              0.8

(1) It is not possible to invest directly in an index.

(2) Five Largest Sector Weightings account for 23.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Sector Weightings, Portfolio Overview and Ten Largest Holdings are as of 10/31/03 and are subject to change. Ten Largest Holdings account for 9.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

--------------------------------------------------------------------------------
The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate High Income Fund Class B vs. the CSFB Leveraged Loan Index*

September 30, 2000  - October 31, 2003

   +This figure reflects Class B share's maximum applicable contingent deferred sales charge deducted at redemption as follows: 5% - 1st and 2nd years; 4%
    - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

             Eaton Vance Floating-Rate High Income Fund - Class B
                               Inception: 9/5/00

                      Fund              Fund                 CSFB
                    Value at         Value With          Leveraged Loan
        Date           NAV          Sales Charge             Index
-------------------------------------------------------------------------------
      9/30/2000      10,000            10,000               10,000
     10/31/2000      10,095            10,095               10,005
     11/30/2000      10,114            10,114               10,027
     12/31/2000      10,197            10,197               10,097
      1/31/2001      10,374            10,374               10,158
      2/28/2001      10,427            10,427               10,246
      3/31/2001      10,410            10,410               10,258
      4/30/2001      10,415            10,415               10,215
      5/31/2001      10,493            10,493               10,337
      6/30/2001      10,437            10,437               10,350
      7/31/2001      10,475            10,475               10,376
      8/31/2001      10,511            10,511               10,459
      9/30/2001      10,340            10,340               10,259
     10/31/2001      10,383            10,383               10,099
     11/30/2001      10,476            10,476               10,258
     12/31/2001      10,526            10,526               10,364
      1/31/2002      10,550            10,550               10,421
      2/28/2002      10,516            10,516               10,381
      3/31/2002      10,584            10,584               10,502
      4/30/2002      10,632            10,632               10,614
      5/31/2002      10,635            10,635               10,607
      6/30/2002      10,538            10,538               10,447
      7/31/2002      10,466            10,466               10,289
      8/31/2002      10,461            10,461               10,259
      9/30/2002      10,455            10,455               10,281
     10/31/2002      10,370            10,370               10,143
     11/30/2002      10,486            10,486               10,318
     12/31/2002      10,557            10,557               10,480
      1/31/2003      10,627            10,627               10,622
      2/28/2003      10,670            10,670               10,677
      3/31/2003      10,718            10,718               10,711
      4/30/2003      10,871            10,871               10,862
      5/31/2003      10,941            10,941               11,008
      6/30/2003      11,070            11,070               11,164
      7/31/2003      11,116            11,116               11,240
      8/31/2003      11,145            11,145               11,264
      9/30/2003      11,232            11,232               11,377
     10/31/2003      11,308            11,308               11,479
                Less 3%                   289
     10/31/2003                        11,019

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate High Income Fund Class C vs. the CSFB Leveraged Loan Index* September 30, 2000 - October 31, 2003


Eaton Vance Floating-Rate High Income Fund- Class C
                 Inception: 9/5/00

                      Fund              Fund                 CSFB
                    Value at          Value With         Leveraged Loan
        Date           NAV           Sales Charge             Index
--------------------------------------------------------------------------------
      9/30/2000      10,000               N/A               10,000
     10/31/2000      10,097                                 10,005
     11/30/2000      10,117                                 10,027
     12/31/2000      10,200                                 10,097
      1/31/2001      10,366                                 10,158
      2/28/2001      10,419                                 10,246
      3/31/2001      10,401                                 10,258
      4/30/2001      10,418                                 10,215
      5/31/2001      10,485                                 10,337
      6/30/2001      10,440                                 10,350
      7/31/2001      10,467                                 10,376
      8/31/2001      10,503                                 10,459
      9/30/2001      10,343                                 10,259
     10/31/2001      10,375                                 10,099
     11/30/2001      10,478                                 10,258
     12/31/2001      10,528                                 10,364
      1/31/2002      10,553                                 10,421
      2/28/2002      10,519                                 10,381
      3/31/2002      10,587                                 10,502
      4/30/2002      10,634                                 10,614
      5/31/2002      10,637                                 10,607
      6/30/2002      10,541                                 10,447
      7/31/2002      10,468                                 10,289
      8/31/2002      10,464                                 10,259
      9/30/2002      10,457                                 10,281
     10/31/2002      10,372                                 10,143
     11/30/2002      10,488                                 10,318
     12/31/2002      10,559                                 10,480
      1/31/2003      10,630                                 10,622
      2/28/2003      10,673                                 10,677
      3/31/2003      10,720                                 10,711
      4/30/2003      10,873                                 10,862
      5/31/2003      10,932                                 11,008
      6/30/2003      11,073                                 11,164
      7/31/2003      11,107                                 11,240
      8/31/2003      11,148                                 11,264
      9/30/2003      11,223                                 11,377
     10/31/2003      11,311                                 11,479

Performance**
                                                      Institutional   Advisers
                        Class A   Class B    Class C      Class        Class
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                  N/A       9.05%      9.06%      10.14%      9.98%
Life of Fund+            4.23       3.85       3.86        4.75       4.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One year                 N/A        4.05%      8.06%      10.14%      9.98%
Life of Fund+           1.89        3.00       3.86        4.75       4.55

+ Inception Dates - Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Institutional Class: 9/15/00; Advisers Class: 9/7/00

* Sources: Thomson Financial; Credit Suisse First Boston, Inc. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index
    - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index.The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 5/7/03 at net asset value would have been worth $10,397 on October 31, 2003; $10,163, including sales charge. An investment in the Fund's Adviser Class shares on 9/7/00 at net asset value would have been worth $11,503 on October 31, 2003. An investment in the Fund's Institutional Class shares on 9/15/00 at net asset value would have been worth $11,562 on October 31, 2003. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
    - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2003

Assets
--------------------------------------------------------------------------------
Investment in Floating Rate Portfolio, at value (identified
  cost, $484,790,019)                                              $484,083,577
Investment in High Income Portfolio, at value (identified
cost, $84,433,048)                                                   86,530,363
Receivable for Fund shares sold                                       7,066,687
--------------------------------------------------------------------------------
Total assets                                                       $577,680,627
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $  1,446,607
Dividends payable                                                       447,173
Payable to affiliate for distribution and service fees                  121,736
Payable to affiliate for Trustees' fees                                     330
Accrued expenses                                                        171,619
--------------------------------------------------------------------------------
Total liabilities                                                  $  2,187,465
--------------------------------------------------------------------------------
Net Assets                                                         $575,493,162
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $600,548,491
Accumulated net realized loss from Portfolio (computed on the
  basis of identified cost)                                         (26,327,313)
Accumulated distributions in excess of net investment income           (118,889)
Net unrealized appreciation from Portfolios (computed on the
  basis of identified cost)                                           1,390,873
--------------------------------------------------------------------------------
Total                                                              $575,493,162
--------------------------------------------------------------------------------
Advisers Shares
--------------------------------------------------------------------------------
Net Assets                                                         $ 68,257,526
Shares Outstanding                                                    7,104,822
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)         $       9.61
--------------------------------------------------------------------------------
Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                         $ 39,127,560
Shares Outstanding                                                    3,830,378
Net Asset Value and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)         $      10.22
Maximum Offering Price Per Share (100 / 97.75 of $10.22)           $      10.46
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                         $161,456,573
Shares Outstanding                                                   16,811,327
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)         $       9.60
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------

Net Assets                                                         $303,296,738
Shares Outstanding                                                   31,586,479
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)         $       9.60
--------------------------------------------------------------------------------
Institutional Shares
--------------------------------------------------------------------------------

Net Assets                                                         $  3,354,765
Shares Outstanding                                                      349,008
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)         $       9.61
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
October 31, 2003

Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolios                                  $26,428,119
Dividends allocated from Portfolio                                      151,008
Miscellaneous income allocated from Portfolios                           60,475
Expenses allocated from Portfolios                                   (2,953,012)
--------------------------------------------------------------------------------
Net investment income from Portfolios                               $23,686,590
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Administration fee                                                  $   720,014
Trustees' fees and expenses                                               3,138
Distribution and service fees
  Advisers                                                               91,827
  Class A                                                                17,333
  Class B                                                             1,571,608
  Class C                                                             2,772,876
Transfer and dividend disbursing agent fees                             400,825
Registration fees                                                        40,943
Custodian fee                                                            25,611
Printing and postage                                                     21,024
Legal and accounting services                                            17,701
Miscellaneous                                                             5,586
--------------------------------------------------------------------------------
Total expenses                                                      $ 5,688,486
--------------------------------------------------------------------------------
Net investment income                                               $17,998,104
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolios
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                   $(2,402,110)
  Interest rate swap contracts                                         (424,208)
  Foreign currency and forward foreign currency exchange contract
    transactions                                                        (80,426)
--------------------------------------------------------------------------------
Net realized loss                                                   $(2,906,744)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                               $24,975,959
  Interest rate swap contracts                                          500,614
  Foreign currency and forward foreign currency exchange contracts       15,849
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                $25,492,422
--------------------------------------------------------------------------------
Net realized and unrealized gain                                    $22,585,678
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $40,583,782
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                    Year Ended              Year Ended
in Net Assets                                          October 31, 2003        October 31, 2002
-----------------------------------------------------------------------------------------------
From operations --
  Net investment income                                      $  17,998,104       $  24,198,169
  Net realized loss                                             (2,906,744)        (16,478,005)
  Net change in unrealized appreciation (depreciation)          25,492,422          (6,091,303)
-----------------------------------------------------------------------------------------------

Net increase in net assets from operations                   $  40,583,782        $  1,628,861
-----------------------------------------------------------------------------------------------

Distributions to shareholders --

  From net investment income
    Advisers                                                 $  (1,613,334)      $  (1,720,054)
    Class A                                                       (260,044)                 --
    Class B                                                     (5,931,547)         (8,098,704)
    Class C                                                    (10,408,540)        (14,314,528)
    Institutional                                                  (88,236)           (242,198)
-----------------------------------------------------------------------------------------------

Total distributions to shareholders                         $  (18,301,701)     $  (24,375,484)
-----------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --

  Proceeds from sale of shares
    Advisers                                                 $  49,720,453       $  17,005,445
    Class A                                                     45,561,870                  --
    Class B                                                     31,057,404          23,871,727
    Class C                                                     94,691,495          57,267,645
    Institutional                                                1,828,633             351,785

  Net asset value of shares issued to shareholders in
    payment of distributions declared
    Advisers                                                     1,272,619           1,303,183
    Class A                                                        191,323                  --
    Class B                                                      3,296,400           4,536,803
    Class C                                                      7,121,303           9,957,604
    Institutional                                                   57,080             125,087

  Cost of shares redeemed
    Advisers                                                   (15,414,913)        (19,623,972)
    Class A                                                     (6,922,602)                 --
    Class B                                                    (46,029,341)        (57,321,304)
    Class C                                                    (90,454,127)       (151,720,920)
    Institutional                                                 (301,549)         (6,126,121)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                    $  75,676,048       $(120,373,038)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        $  97,958,129       $(143,119,661)
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
At beginning of year                                          $477,535,033      $  620,654,694
-----------------------------------------------------------------------------------------------
At end of year                                                $575,493,162      $  477,535,033
-----------------------------------------------------------------------------------------------

Accumulated distributions in excess of net investment income included in net assets
-----------------------------------------------------------------------------------------------
At end of year                                                 $  (118,889)         $  (11,105)
-----------------------------------------------------------------------------------------------

                                  See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      Class A
                                                                   -------------
                                                                    Period Ended
                                                                     October 31,
                                                                     2003(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                               $  10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income                                               $  0.179
Net realized and unrealized gain                                       0.241
--------------------------------------------------------------------------------
Total income from operations                                        $  0.420
--------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------
From net investment income                                         $  (0.200)
--------------------------------------------------------------------------------
Total distributions                                                $  (0.200)
--------------------------------------------------------------------------------

Net asset value -- End of period                                   $  10.220
--------------------------------------------------------------------------------
Total Return(3)                                                         4.23%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                            $  39,128
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                                     1.12%(5)
    Net investment income                                               3.68%
Portfolio Turnover of the Floating-Rate Portfolio                         64%
Portfolio Turnover of the High Income Portfolio                          118%
--------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, May 7, 2003, to October 31, 2003.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolios' allocated expenses. (5) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
                                                                                     Advisers
                                                   ---------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   ---------------------------------------------------------------------------
                                                    2003(1)              2002(1)(2)           2001                 2000(1)(3)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                $  9.140             $  9.550             $  9.930            $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                               $  0.407             $  0.472             $  0.725             $  0.115
Net realized and unrealized gain (loss)                0.486               (0.408)              (0.383)              (0.070)
------------------------------------------------------------------------------------------------------------------------------
Total income from operations                        $  0.893             $  0.064             $  0.342             $  0.045
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                         $  (0.423)           $  (0.474)           $  (0.722)           $  (0.115)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.423)           $  (0.474)           $  (0.722)           $  (0.115)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                      $  9.610             $  9.140             $  9.550             $  9.930
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                         9.98%                0.62%                3.49%                0.44%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $  68,258            $  30,960            $  33,773             $  7,074
Ratios (As a percentage of average daily net assets):
    Net expenses(5)                                     1.12%                1.15%                1.03%                0.08%(6)
    Net investment income                               4.32                 4.98%                6.94%                7.31%(6)
Portfolio Turnover of the Floating-Rate Portfolio         64%                  76%                  52%                   3%
Portfolio Turnover of the High Income Portfolio          118%                  88%                  83%                  41%
------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator.
  Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
      Expenses(5)                                                                                 1.16%                1.68%(6)
      Net investment income                                                                       6.81%                5.71%(6)
  Net investment income per share                                                             $  0.711             $  0.090
------------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
    Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.01% to 4.98%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, September 7, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolios' allocated expenses.
(6) Annualized.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
                                                                                      Class B
                                                   ---------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   ---------------------------------------------------------------------------
                                                    2003(1)              2002(1)(2)           2001                 2000(1)(3)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                $  9.140             $  9.550             $  9.930            $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                               $  0.348             $  0.400             $  0.664             $  0.125
Net realized and unrealized gain (loss)                0.465               (0.407)              (0.382)              (0.070)
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                 $  0.813            $  (0.007)            $  0.282             $  0.055
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                         $  (0.353)           $  (0.403)           $  (0.662)           $  (0.125)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.353)           $  (0.403)           $  (0.662)           $  (0.125)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                      $  9.600             $  9.140             $  9.550             $  9.930
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                         9.05%               (0.13)%               2.86%                0.55%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $  161,457           $  165,834           $  202,557            $  20,008
Ratios (As a percentage of average daily net assets):
    Net expenses(5)                                     1.87%                1.90%                1.71%                0.12%(6)
    Net investment income                               3.71%                4.22%                6.18%                7.29%(6)
Portfolio Turnover of the Floating-Rate Portfolio         64%                  76%                  52%                   3%
Portfolio Turnover of the High Income Portfolio          118%                  88%                  83%                  41%
------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator.
  Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
      Expenses(5)                                                                                 1.92%                2.41%(6)
      Net investment income                                                                       5.97%                4.99%(6)
  Net investment income per share                                                             $  0.641             $  0.086
------------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
    Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.25% to 4.22%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, September 5, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolios' allocated expenses.
(6) Annualized.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
                                                                                      Class C
                                                   ---------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   ---------------------------------------------------------------------------
                                                    2003(1)              2002(1)(2)           2001                 2000(1)(3)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                $  9.140             $  9.540             $  9.930            $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                               $  0.346             $  0.401             $  0.665             $  0.126
Net realized and unrealized gain (loss)                0.467               (0.398)              (0.393)              (0.069)
------------------------------------------------------------------------------------------------------------------------------
Total income from operations                        $  0.813             $  0.003             $  0.272             $  0.057
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                         $  (0.353)           $  (0.403)           $  (0.662)           $  (0.127)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.353)           $  (0.403)           $  (0.662)           $  (0.127)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                      $  9.600             $  9.140             $  9.540             $  9.930
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                         9.06%               (0.03)%               2.75%                0.57%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $  303,297           $  279,061           $  376,884            $  84,092
Ratios (As a percentage of average daily net assets):
    Net expenses(5)                                     1.87%                1.91%                1.66%                0.10%(6)
    Net investment income                               3.69%                4.23%                6.35%                8.16%(6)
Portfolio Turnover of the Floating-Rate Portfolio         64%                  76%                  52%                   3%
Portfolio Turnover of the High Income Portfolio          118%                  88%                  83%                  41%
------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
      Expenses(5)                                                                                 1.89%                2.41%(6)
      Net investment income                                                                       6.12%                5.85%(6)
  Net investment income per share                                                             $  0.641             $  0.090
------------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
    Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.26% to 4.23%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, September 5, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolios' allocated expenses.
(6) Annualized.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
                                                                                   Institutional
                                                   ---------------------------------------------------------------------------
                                                                              Year Ended October 31,
                                                   ---------------------------------------------------------------------------
                                                    2003(1)              2002(1)(2)           2001                 2000(1)(3)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                $  9.150             $  9.550             $  9.940            $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                               $  0.432             $  0.500             $  0.750             $  0.097
Net realized and unrealized gain (loss)                0.476               (0.402)              (0.398)              (0.061)
------------------------------------------------------------------------------------------------------------------------------
Total income from operations                        $  0.908             $  0.098             $  0.352             $  0.036
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                         $  (0.448)           $  (0.498)           $  (0.742)           $  (0.096)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.448)           $  (0.498)           $  (0.742)           $  (0.096)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                      $  9.610             $  9.150             $  9.550             $  9.940
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                        10.14%                0.98%                3.58%                0.36%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)             $  3,355             $  1,681             $  7,440            $  45,852
Ratios (As a percentage of average daily net assets):
    Net expenses(5)                                     0.87%                0.94%                0.58%                0.08%(6)
    Net investment income                               4.59%                5.24%                7.95%                8.87%(6)
Portfolio Turnover of the Floating-Rate Portfolio         64%                  76%                  52%                   3%
Portfolio Turnover of the High Income Portfolio          118%                  88%                  83%                  41%
------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
      Expenses(5)                                                                                 0.71%                1.45%(6)
      Net investment income                                                                       7.82%                7.50%(6)
  Net investment income per share                                                             $  0.738             $  0.082
------------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
    Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.27% to 5.24%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, September 15, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolios' allocated expenses.
(6) Annualized.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Floating-Rate High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (21.8% and 7.4% at October 31, 2003, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors, Inc. (EVD) by calling 1-800-225-6265.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market system are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short- term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $26,717,866 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($9,059), on October 31, 2009 ($7,397,085), on October 31, 2010 ($16,168,986)
  and October 31, 2011 ($3,142,736).

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  E Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended October 31,
                                                 -------------------------------
  Advisers                                             2003                2002
  ------------------------------------------------------------------------------
  Sales                                           5,239,099           1,790,164
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                  135,040             137,828
  Redemptions                                    (1,655,310)         (2,079,234)
  ------------------------------------------------------------------------------
  Net increase (decrease)                         3,718,829            (151,242)

                                                      Year Ended October 31,
                                                 -------------------------------
  Class A                                             2003*                2002
  ------------------------------------------------------------------------------
  Sales                                           4,495,458                  --
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                   18,815                  --
  Redemptions                                      (683,894)                 --
  ------------------------------------------------------------------------------
  Net increase                                    3,830,379                  --
  ------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                 -------------------------------
  Class B                                              2003                2002
  ------------------------------------------------------------------------------
  Sales                                           3,282,048           2,514,509
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                  351,239             479,589
  Redemptions                                    (4,961,685)         (6,069,581)
  ------------------------------------------------------------------------------
  Net decrease                                   (1,328,398)         (3,075,483)
  ------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                 -------------------------------
  Class C                                              2003                2002
  ------------------------------------------------------------------------------
  Sales                                          10,008,502           6,017,448
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                  758,767           1,052,289
  Redemptions                                    (9,711,790)        (16,025,563)
  ------------------------------------------------------------------------------
  Net increase (decrease)                         1,055,479          (8,955,826)
  ------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                 -------------------------------
  Institutional                                        2003                2002
  ------------------------------------------------------------------------------
  Sales                                             192,222              36,875
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                    6,051              13,145
  Redemptions                                       (32,988)           (645,081)
  ------------------------------------------------------------------------------
  Net increase (decrease)                           165,285            (595,061)
  ------------------------------------------------------------------------------

  * For the period from the commencement of offering of Class A shares, May 7, 2003, to October 31, 2003.

  Redemptions or exchanges of Advisers, Class A or Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2003 the Fund received $1,007 in redemption fees on Adviser Class shares. For the year ended October 31, 2003 the Fund did not receive any redemption fees on Class A or Institutional Class shares.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2003, the fee amounted to $720,014. The Portfolios have engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to Financial Statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2003, EVM earned $31,709 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $7,593 from the Fund as its portion of the sales charge on sales of Class A shares for the period from May 7, 2003, the commencement of offering of Class A shares, to October 31, 2003.

5 Distribution and Service Plans
--------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2003, the Fund paid or accrued $1,178,706 and $2,079,657, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $8,129,128 and $22,532,881 for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to the Advisers Class, Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2003 amounted to $91,827, $17,333, $392,902 and $693,219 for Advisers Class, Class A, Class B
  and Class C shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $792,329 and $38,631 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2003.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2003, aggregated $102,390,471 and $65,487,794, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2003, aggregated $18,068,908 and $11,556,669, respectively.

8 Investment in Portfolios
--------------------------------------------------------------------------------
  For the year ended October 31, 2003, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                     Floating           High
                                       Rate            Income
                                    Portfolio        Portfolio         Total
  ------------------------------------------------------------------------------
  Dividend income                   $        --       $  151,008    $   151,008
  Interest income                    19,493,261        6,934,858     26,428,119
  Miscellaneous income                       --           60,475         60,475
  Expenses                           (2,513,039)        (439,973)    (2,953,012)

  ------------------------------------------------------------------------------
  Net investment income             $16,980,222       $6,706,368    $23,686,590


  ------------------------------------------------------------------------------
  Net realized gain (loss) --
   Investment transactions
    (identified cost basis)         $(4,228,765)      $1,826,655    $(2,402,110)
   Interest rate swap
    contracts                          (424,208)              --       (424,208)
   Foreign currency and
    forward foreign currency
    exchange contract
    transactions                             --          (80,426)       (80,426)

  ------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      $(4,652,973)      $1,746,229    $(2,906,744)

  ------------------------------------------------------------------------------
  Change in unrealized
   appreciation (depreciation) --
   Investments                      $15,003,622       $9,972,337    $24,975,959
   Interest rate swap
    contracts                           500,614               --        500,614
   Foreign currency and
    forward foreign currency
    exchange contracts                       --           15,849         15,849

  ------------------------------------------------------------------------------
  Net change in unrealized
   appreciation (depreciation)      $15,504,236       $9,988,186    $25,492,422

  ------------------------------------------------------------------------------

9 Shareholder Meeting (Unaudited)
--------------------------------------------------------------------------------
  The Fund held a Special Meeting of Shareholders on
  June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                Number of Shares
                                           ----------------------------
  Nominee for Trustee                       Affirmative        Withhold
  ---------------------------------------------------------------------
  Jessica M. Bibliowicz                      40,249,157         324,722
  Donald R. Dwight                           40,236,798         337,081
  James B. Hawkes                            40,287,949         285,930
  Samuel L. Hayes, III                       40,248,435         325,444
  William H. Park                            40,284,429         289,450
  Norton H. Reamer                           40,263,309         310,570
  Lynn A. Stout                              40,260,853         313,026

  Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate High Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate High Income Fund (the Fund) as of October 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, September 5, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate High Income Fund at October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

Floating Rate Portfolio as of October 31, 2003

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests -- 80.8%(1)

Principal
Amount       Borrower/Tranche Description                        Value
--------------------------------------------------------------------------------
Advertising -- 0.6%
--------------------------------------------------------------------------------
             Lamar Media Corp.
$12,500,000  Term Loan, Maturing June 30, 2010                   $   12,631,513
--------------------------------------------------------------------------------
                                                                 $   12,631,513
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.1%
--------------------------------------------------------------------------------
             Alliant Techsystems, Inc.
$ 9,492,704  Term Loan, Maturing April 20, 2009                  $    9,570,820
             Transdigm, Inc.
  9,000,000  Term Loan, Maturing July 22, 2010                        9,104,066
             United Defense Industries, Inc.
  6,049,695  Term Loan, Maturing June 30, 2009                        6,074,002
--------------------------------------------------------------------------------
                                                                 $   24,748,888
--------------------------------------------------------------------------------
Auto Components -- 4.1%
--------------------------------------------------------------------------------
             Accuride Corporation
$ 1,136,165  Term Loan, Maturing January 21, 2007                $    1,143,740
  3,500,000  Term Loan, Maturing June 13, 2007                        3,543,750
             American Axle & Manufacturing, Inc.
  3,906,585  Term Loan, Maturing April 30, 2006                       3,918,793
             Collins & Aikman
  3,858,767  Term Loan, Maturing December 31, 2004                    3,814,553
             Dura Operating Corp.
  2,767,481  Term Loan, Maturing March 31, 2007                       2,787,806
             Exide Corporation
  7,000,000  DIP Loan, Maturing February 15, 2004                     6,895,000
  1,828,953  Revolving Loan, Maturing March 18, 2005(2)               1,322,942
  4,075,155  Term Loan, Maturing March 18, 2001(2)                    2,947,694
             Federal-Mogul Corporation
  3,345,626  Revolving Loan, Maturing February 24, 2004               3,328,898
  4,896,682  Term Loan, Maturing February 24, 2004                    4,589,440
  5,500,000  Term Loan, Maturing February 24, 2005                    4,681,875
             HLI Operating Company, Inc.
  6,483,750  Term Loan, Maturing June 3, 2009                         6,565,808
             J.L. French Automotive Castings, Inc.
  2,119,741  Term Loan, Maturing November 30, 2006                    2,003,155
             Metaldyne, Inc.
  5,726,524  Term Loan, Maturing December 31, 2009                    5,689,542
             Tenneco Automotive
  2,356,965  Term Loan, Maturing December 31, 2007                    2,380,044
  2,356,965  Term Loan, Maturing December 31, 2008                    2,380,044
             The Goodyear Tire & Rubber Company
  7,000,000  Term Loan, Maturing March 31, 2006                       7,052,500
             TRW Automotive Holdings Corp.
  3,300,000  Term Loan, Maturing February 28, 2010                    3,334,033
 15,500,000  Term Loan, Maturing February 28, 2011                   15,671,151
             United Components, Inc.
  2,237,805  Term Loan, Maturing June 30, 2009                        2,243,400
  3,500,000  Term Loan, Maturing June 30, 2010                        3,531,352
--------------------------------------------------------------------------------
                                                                 $   89,825,520
--------------------------------------------------------------------------------
Broadcast Media -- 3.4%
--------------------------------------------------------------------------------
             Block Communications
$ 5,167,021  Term Loan, Maturing November 30, 2009               $    5,215,462
             CanWest Media, Inc.
 10,000,000  Term Loan, Maturing May 15, 2009                        10,102,080
             Citadel Communications Corp.
    276,444  Term Loan, Maturing March 31, 2006                         276,963
             Cumulus Media, Inc.
  7,462,500  Term Loan, Maturing March 28, 2010                       7,545,289
             Discovery Communications, Inc.
  2,901,722  Revolving Loan, Maturing December 31, 2004               2,742,127
  2,000,000  Term Loan, Maturing December 31, 2005                    1,930,000
             Emmis Communication Corporation
  1,269,972  Term Loan, Maturing August 31, 2008                      1,274,961
  7,413,497  Term Loan, Maturing August 31, 2009                      7,497,929
             Entercom Radio, LLC
  3,750,000  Term Loan, Maturing September 30, 2007                   3,721,875
             Gray Television, Inc.
  2,852,785  Term Loan, Maturing December 31, 2010                    2,878,460
             Lin Television Corp.
  5,791,500  Term Loan, Maturing December 31, 2007                    5,845,501
             Nexstar Finance, LLC
  4,600,000  Term Loan, Maturing December 31, 2010                    4,625,020
             Paxson Communications Corporation
  3,910,000  Term Loan, Maturing June 30, 2006                        3,927,920
             Radio One, Inc.
  4,057,143  Term Loan, Maturing June 30, 2007                        4,001,357
             Sinclair Television Group, Inc.
  7,920,170  Term Loan, Maturing December 31, 2009                    7,988,275
             Susquehanna Media Co.
  1,600,000  Term Loan, Maturing June 30, 2007                        1,608,000
  4,156,651  Term Loan, Maturing June 30, 2008                        4,198,217
--------------------------------------------------------------------------------
                                                                 $   75,379,436
--------------------------------------------------------------------------------
Cable Television -- 3.9%
--------------------------------------------------------------------------------
             Adelphia
$ 4,472,847  DIP Loan, Maturing June 25, 2004                    $    4,508,258
             Bresnan Communications, LLC
  3,000,000  Term Loan, Maturing September 30, 2010                   3,024,843
             Century Cable Holdings, LLC(3)
  4,800,000  Term Loan, Maturing December 31, 2009                    4,146,000
             Charter Communications Operating, LLC
  6,330,016  Term Loan, Maturing March 18, 2008                       6,143,679
  2,955,000  Term Loan, Maturing September 18, 2008                   2,854,654
             Charter Communications VI
  2,328,798  Term Loan, Maturing March 18, 2008                       2,225,749
             Charter Communications VIII
  2,947,500  Term Loan, Maturing February 2, 2008                     2,853,811
             Classic Cable, Inc.
    631,613  Term Loan, Maturing January 16, 2008                       600,032
  1,415,820  Term Loan, Maturing January 16, 2009                     1,345,029
             CSG Systems Intl, Inc.
  2,826,821  Term Loan, Maturing December 31, 2006                    2,699,614
  2,925,630  Term Loan, Maturing December 31, 2007                    2,812,262
             DirectTV Holdings, LLC
 20,407,500  Term Loan, Maturing March 6, 2010                       20,545,250
             Falcon Holding Group, L.P.
  1,507,463  Revolving Loan, Maturing December 31, 2005               1,400,998
  2,945,876  Term Loan, Maturing December 31, 2007                    2,818,223
             Frontiervision Operating Partners, L.P.(3)
  4,139,394  Revolving Loan, Maturing March 31, 2005                  4,015,212
             Hilton Head Communications
  8,736,250  Term Loan, Maturing May 15, 2007                         7,611,458
             Insight Midwest Holdings, LLC
 13,000,000  Term Loan, Maturing December 31, 2009                   13,069,923
             MCC Iowa, LLC
  1,000,000  Term Loan, Maturing September 30, 2010                   1,008,403
             Mediacom Southeast
  1,543,333  Revolving Loan, Maturing March 31, 2008                  1,547,192
  1,973,763  Term Loan, Maturing September 30, 2008                   1,978,696
--------------------------------------------------------------------------------
                                                                 $   87,209,286
--------------------------------------------------------------------------------
Casinos & Gaming -- 3.5%
--------------------------------------------------------------------------------
             Alliance Gaming Corporation
$12,000,000  Term Loan, Maturing September 5, 2009               $   12,105,000
             Ameristar Casinos, Inc.
  6,359,967  Term Loan, Maturing December 31, 2006                    6,405,282
             Argosy Gaming Company
  6,602,412  Term Loan, Maturing June 30, 2008                        6,647,804
             Aztar Corporation
  1,701,142  Term Loan, Maturing June 30, 2005                        1,708,585
             Boyd Gaming Corporation
  6,898,857  Term Loan, Maturing June 24, 2008                        6,934,213
             Isle of Capri Casinos
  7,387,500  Term Loan, Maturing April 25, 2008                       7,440,601
             Mandalay Resort Group
  9,990,471  Term Loan, Maturing August 18, 2006                      9,973,816
             Marina District Finance Company
    223,729  Revolving Loan, Maturing December 31, 2007                 218,136
  7,322,034  Term Loan, Maturing December 31, 2007                    7,402,122
             MGM Mirage
  1,952,250  Revolving Loan, Maturing April 10, 2005                  1,939,439
             Mohegan Tribal Gaming Authority
  2,500,000  Term Loan, Maturing March 31, 2008                       2,506,250
             Park Place Entertainment Corporation
  4,015,772  Revolving Loan, Maturing December 31, 2003               4,005,732
             Penn National Gaming, Inc.
    497,501  Term Loan, Maturing December 31, 2009                      501,356
             Pinnacle Entertainment, Inc.
  2,992,500  Term Loan, Maturing May 15, 2008                         3,014,944
             Scientific Games Corporation
  2,977,500  Term Loan, Maturing December 31, 2008                    2,991,768
             Venetian Casino Resort, LLC/Las Vegas Sands, Inc.
  1,000,000  Term Loan, Maturing June 4, 2007                         1,001,250
  2,466,275  Term Loan, Maturing June 4, 2008                         2,499,158
--------------------------------------------------------------------------------
                                                                 $   77,295,456
--------------------------------------------------------------------------------
Chemicals -- 3.5%
--------------------------------------------------------------------------------
             Arteva B.V. (Kosa)
$ 4,738,609  Term Loan, Maturing December 31, 2006               $    4,732,686
             CP Kelco U.S., Inc.
  3,478,129  Term Loan, Maturing March 31, 2008                       3,497,694
  1,156,474  Term Loan, Maturing September 30, 2008                   1,163,461
             GEO Specialty Chemicals, Inc.
  2,275,000  Term Loan, Maturing December 31, 2007                    2,036,125
             Georgia Gulf Corporation
  3,407,385  Term Loan, Maturing May 12, 2009                         3,437,200
             GGP/Homart
  1,666,667  Term Loan, Maturing November 25, 2003                    1,677,083
             Huntsman Int'l
  4,561,600  Term Loan, Maturing June 30, 2007                        4,584,691
  4,561,654  Term Loan, Maturing June 30, 2008                        4,584,462
             Huntsman LLC
    254,168  Term Loan, Maturing March 31, 2006                         224,198
    181,872  Term Loan, Maturing March 31, 2007                         160,426
             IMC Global, Inc.
  6,358,146  Term Loan, Maturing November 17, 2006                    6,416,164
             Messer Griesham GmbH
  3,974,064  Term Loan, Maturing April 30, 2009                       4,011,321
  5,463,013  Term Loan, Maturing April 30, 2010                       5,514,229
             Millenium America
  1,703,804  Term Loan, Maturing June 30, 2006                        1,711,471
             NOVEON
 12,706,520  Term Loan, Maturing December 31, 2009                   12,841,526
             Polymer Group, Inc.
  5,542,861  Term Loan, Maturing December 31, 2006                    5,408,907
             Resolution Performance Products, LLC
  5,650,550  Term Loan, Maturing November 14, 2008                    5,652,906
             Rockwood Specialties Group, Inc.
  6,500,000  Term Loan, Maturing July 23, 2010                        6,567,711
             Westlake Chemical Corporation
  3,740,625  Term Loan, Maturing July 31, 2010                        3,783,878
--------------------------------------------------------------------------------
                                                                 $   78,006,139
--------------------------------------------------------------------------------
Coal -- 0.1%
--------------------------------------------------------------------------------
             Peabody Energy Corporation
$ 2,487,500  Term Loan, Maturing March 21, 2010                  $    2,514,967
--------------------------------------------------------------------------------
                                                                 $    2,514,967
--------------------------------------------------------------------------------
Commercial Services -- 2.0%
--------------------------------------------------------------------------------
             Advanstar Communications Inc.
$   588,192  Term Loan, Maturing November 17, 2007               $      588,192
             Anthony Crane Rental, L.P.(3)
  4,243,444  Term Loan, Maturing July 20, 2006                        2,282,973
             Coinmach Laundry Corporation
  9,800,000  Term Loan, Maturing July 25, 2009                        9,850,019
             Corrections Corporation of America
  4,783,000  Term Loan, Maturing March 31, 2008                       4,839,798
             Environmental Systems Products Hldgs., Inc.
  2,184,596  Term Loan, Maturing December 31, 2004                    2,184,596
  2,573,471  Term Loan, Maturing December 31, 2005                    2,534,869
             Gate Gourmet Borrower LLC
  4,300,000  Term Loan, Maturing December 31, 2008                    4,179,063
             Interline Brands, Inc.
  3,456,250  Term Loan, Maturing November 30, 2009                    3,473,531
             Language Line, LLC
  5,500,000  Term Loan, Maturing December 31, 2008                    5,529,794
             Panavision International, L.P.
  2,088,427  Revolving Loan, Maturing March 31, 2004                  2,010,111
    697,149  Term Loan, Maturing March 31, 2004                         671,006
  1,965,148  Term Loan, Maturing March 31, 2005                       1,879,172
             Volume Services, Inc.
  2,407,366  Term Loan, Maturing June 30, 2004                        2,401,348
             Wackenhut Corrections Corporation
    987,500  Term Loan, Maturing July 9, 2009                           997,992
--------------------------------------------------------------------------------
                                                                 $   43,422,464
--------------------------------------------------------------------------------
Communications Equipment -- 0.2%
--------------------------------------------------------------------------------
             Amphenol Corporation
$ 3,717,000  Term Loan, Maturing May 6, 2010                     $    3,746,966
--------------------------------------------------------------------------------
                                                                 $    3,746,966
--------------------------------------------------------------------------------
Construction Materials -- 0.3%
--------------------------------------------------------------------------------
             Formica Corporation
$ 4,665,128  Revolving Loan, Maturing May 1, 2004                $    4,525,174
  1,245,346  Term Loan, Maturing May 1, 2004                          1,207,985
             NCI Building Systems, Inc.
  1,418,987  Term Loan, Maturing July 31, 2008                        1,428,743
             Panolam Industries, Inc.
    500,000  Term Loan, Maturing November 24, 2007                      492,500
--------------------------------------------------------------------------------
                                                                 $    7,654,402
--------------------------------------------------------------------------------
Containers & Packaging - Metal & Glass -- 1.6%
--------------------------------------------------------------------------------
             Ball Corporation
$ 1,070,714  Term Loan, Maturing December 31, 2009               $    1,077,184
             Owens-Illinois Inc.
  5,750,000  Term Loan, Maturing April 1, 2007                        5,767,072
 12,500,000  Term Loan, Maturing April 1, 2008                       12,595,050
             Silgan Holdings Inc.
 15,342,289  Term Loan, Maturing December 31, 2008                   15,457,356
--------------------------------------------------------------------------------
                                                                 $   34,896,662
--------------------------------------------------------------------------------
Containers & Packaging - Paper -- 2.4%
--------------------------------------------------------------------------------
             Blue Ridge Paper Products, Inc.(3)
$ 1,447,987  Revolving Loan, Maturing March 31, 2005             $    1,129,430
    150,521  Term Loan, Maturing March 31, 2005                         117,407
  1,948,792  Term Loan, Maturing March 31, 2006                       1,520,058
             Graphic Package International Inc.
 23,150,000  Term Loan, Maturing August 8, 2009                      23,375,712
             Greif Bros. Corporation
  1,932,789  Term Loan, Maturing August 31, 2008                      1,943,143
             Jefferson Smurfit Corporation
  1,018,182  Revolving Loan, Maturing March 31, 2005                  1,005,454
  2,081,535  Term Loan, Maturing March 31, 2007                       2,095,630
             Port Townsend Paper Corporation
    975,000  Term Loan, Maturing March 16, 2007                         906,750
    475,373  Term Loan, Maturing March 16, 2008                         442,097
             Printpack Holdings, Inc.
  6,065,094  Term Loan, Maturing April 30, 2009                       6,095,420
             Stone Container Corporation
 11,783,652  Term Loan, Maturing June 30, 2009                       11,876,448
  1,996,541  Term Loan, Maturing June 30, 2010                        2,012,264
--------------------------------------------------------------------------------
                                                                 $   52,519,813
--------------------------------------------------------------------------------
Containers & Packaging - Plastics -- 1.0%
--------------------------------------------------------------------------------
             Berry Plastics Corporation
$ 4,836,721  Term Loan, Maturing June 30, 2010                   $    4,883,579
             Consolidated Container Holdings LLC
    990,142  Term Loan, Maturing June 30, 2007                          904,330
             Crown Cork & Seal Americas, Inc.
 12,075,000  Term Loan, Maturing September 15, 2008                  12,192,731
             Tekni-Plex, Inc.
  1,023,507  Revolving Loan, Maturing June 21, 2006                     974,890
  1,117,208  Term Loan, Maturing June 21, 2006                        1,103,243
  1,969,466  Term Loan, Maturing June 30, 2008                        1,966,182
--------------------------------------------------------------------------------
                                                                 $   22,024,955
--------------------------------------------------------------------------------
Educational Services -- 0.7%
--------------------------------------------------------------------------------
             Jostens, Inc.
$11,000,000  Term Loan, Maturing July 29, 2010                   $   11,102,167
             Knowledge Learning Corporation
  4,432,500  Term Loan, Maturing May 15, 2010                         4,429,730
--------------------------------------------------------------------------------
                                                                 $   15,531,897
--------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.1%
--------------------------------------------------------------------------------
             Knowles Electronics, Inc.
$ 1,274,309  Term Loan, Maturing June 29, 2007                   $    1,269,530
--------------------------------------------------------------------------------
                                                                 $    1,269,530
--------------------------------------------------------------------------------
Entertainment -- 1.8%
--------------------------------------------------------------------------------
             AMF Bowling Worldwide, Inc.
$ 1,915,922  Term Loan, Maturing February 28, 2008               $    1,925,104
             Amfac Resorts, Inc.
  4,099,383  Term Loan, Maturing September 30, 2004                   4,094,259
  4,099,383  Term Loan, Maturing September 30, 2005                   4,094,259
             Blockbuster Entertainment Corp.
    205,714  Revolving Loan, Maturing July 1, 2004                      204,094
  2,848,611  Term Loan, Maturing July 1, 2004                         2,845,347
             Hollywood Entertainment Corporation
  2,052,534  Term Loan, Maturing March 31, 2008                       2,066,965
             Six Flags Theme Parks Inc.
  7,000,000  Term Loan, Maturing June 30, 2009                        7,001,876
             Universal City Development Partners, L.P.
  4,525,613  Term Loan, Maturing June 30, 2007                        4,548,240
             Vivendi Universal Entertainment LLP
 12,000,000  Term Loan, Maturing June 30, 2008                       12,094,500
--------------------------------------------------------------------------------
                                                                 $   38,874,644
--------------------------------------------------------------------------------
Environmental Services -- 1.4%
--------------------------------------------------------------------------------
             Allied Waste Industries, Inc.
$ 5,000,000  Term Loan, Maturing January 15, 2009                $    5,068,125
 13,190,179  Term Loan, Maturing January 15, 2010                    13,390,392
  3,000,000  Term Loan, Maturing January 15, 2011                     3,039,375
             Casella Waste Systems, Inc.
  4,500,000  Term Loan, Maturing January 24, 2010                     4,541,625
             IESI Corporation
  4,750,000  Term Loan, Maturing September 30, 2010                   4,793,049
             Stericycle, Inc.
  1,005,239  Term Loan, Maturing November 10, 2006                    1,013,406
--------------------------------------------------------------------------------
                                                                 $   31,845,972
--------------------------------------------------------------------------------
Food, Beverages & Tobacco -- 4.0%
--------------------------------------------------------------------------------
             American Seafood Holdings Inc.
$ 1,362,381  Term Loan, Maturing September 30, 2007              $    1,357,272
  2,783,196  Term Loan, Maturing March 31, 2009                       2,795,952
             Aurora Foods, Inc.
  3,280,357  Revolving Loan, Maturing September 30, 2005              3,333,663
    993,655  Term Loan, Maturing September 30, 2006                   1,009,181
    743,340  Term Loan, Maturing March 31, 2007                         754,955
             B&G Foods, Inc.
  3,000,000  Term Loan, Maturing August 31, 2009                      3,036,249
             Constellation Brands, Inc.
  2,685,338  Term Loan, Maturing November 30, 2008                    2,716,219
             Dean Foods Company
  7,848,096  Term Loan, Maturing July 15, 2008                        7,920,448
             Del Monte Corporation
  1,054,275  Term Loan, Maturing December 20, 2008                    1,061,523
 11,865,048  Term Loan, Maturing December 20, 2010                   12,030,660
             Dr. Pepper/Seven Up Bottling Group, Inc.
  1,983,094  Term Loan, Maturing October 7, 2006                      1,971,527
  1,993,400  Term Loan, Maturing October 7, 2007                      2,005,237
             Eagle Family Foods, Inc.
  3,059,280  Term Loan, Maturing December 31, 2005                    2,942,009
             Interstate Brands Corporations
  9,802,014  Term Loan, Maturing July 19, 2007                        9,837,546
  2,007,645  Term Loan, Maturing July 19, 2008                        2,010,783
             Merisant Company
  5,493,333  Term Loan, Maturing January 31, 2010                     5,546,553
             Michael Foods, Inc.
  1,354,509  Term Loan, Maturing March 30, 2008                       1,361,706
             Nutra Sweet
     56,491  Term Loan, Maturing June 30, 2007                           56,632
    936,000  Term Loan, Maturing June 30, 2008                          917,865
             Reddy Ice Group, Inc.
  7,500,000  Term Loan, Maturing July 31, 2009                        7,581,248
             Seminis Vegetable Seeds, Inc.
  8,750,000  Term Loan, Maturing September 30, 2009                   8,864,844
             Southern Wine & Spirits of America, Inc.
 10,355,446  Term Loan, Maturing June 28, 2008                       10,415,849
--------------------------------------------------------------------------------
                                                                 $   89,527,921
--------------------------------------------------------------------------------
Funeral Service -- 0.3%
--------------------------------------------------------------------------------
             Alderwoods Group
$ 6,511,623  Term Loan, Maturing September 30, 2008              $    6,605,227
--------------------------------------------------------------------------------
                                                                 $    6,605,227
--------------------------------------------------------------------------------
Health Care - Equipment & Supplies -- 2.0%
--------------------------------------------------------------------------------
             Circon Corporation(3)
$ 2,388,527  Term Loan, Maturing October 31, 2006                $    2,241,795
             Conmed Corporation
  4,715,070  Term Loan, Maturing December 31, 2007                    4,771,062
             Dade Behring Holdings, Inc.
  4,710,212  Term Loan, Maturing October 3, 2008                      4,757,314
             Fisher Scientific International, LLC
 11,565,390  Term Loan, Maturing March 31, 2010                      11,677,791
             Hanger Orthopedic Group, Inc.
  1,000,000  Term Loan, Maturing September 30, 2009                   1,010,000
             Kinetic Concepts, Inc.
  7,481,250  Term Loan, Maturing August 11, 2010                      7,549,053
             Leiner Health Products Inc.
    774,392  Term Loan, Maturing March 31, 2004                         770,520
             Quintiles Transnational Corp.
  7,000,000  Term Loan, Maturing September 25, 2009                   7,061,250
             Sybron Dental Management
  5,310,688  Term Loan, Maturing June 6, 2009                         5,341,888
--------------------------------------------------------------------------------
                                                                 $   45,180,673
--------------------------------------------------------------------------------
Health Care - Providers & Services -- 5.5%
--------------------------------------------------------------------------------
             Alaris Medical Systems, Inc.
$10,247,183  Term Loan, Maturing June 30, 2009                   $   10,365,026
             Alliance Imaging, Inc.
  8,951,049  Term Loan, Maturing June 10, 2008                        8,886,718
             Amerisource Bergen Corporation
 10,400,000  Term Loan, Maturing March 31, 2005                      10,400,000
             AMN Healthcare, Inc.
  1,750,000  Term Loan, Maturing October 2, 2008                      1,767,500
             Caremark RX, Inc.
  3,664,064  Term Loan, Maturing March 31, 2006                       3,685,821
             Community Health Systems, Inc.
 16,377,444  Term Loan, Maturing July 5, 2010                        16,527,624
             Concentra Operating Corporation
  7,980,000  Term Loan, Maturing June 30, 2009                        8,064,788
             Cross Country Healthcare, Inc.
  2,850,000  Term Loan, Maturing June 5, 2009                         2,885,625
             DaVita, Inc.
 18,100,352  Term Loan, Maturing March 31, 2009                      18,266,278
             Express Scripts, Inc.
  5,500,000  Term Loan, Maturing March 31, 2008                       5,549,110
             Fresenius Medical Care Holdings, Inc.
 10,573,500  Term Loan, Maturing February 21, 2010                   10,679,235
             Magellan Health Services, Inc.
  1,485,350  Term Loan, Maturing February 12, 2005                    1,481,636
  1,485,350  Term Loan, Maturing February 12, 2006                    1,479,160
             Medco Health Solutions, Inc.
  9,750,000  Term Loan, Maturing June 30, 2010                        9,864,260
             Team Health
  2,379,015  Term Loan, Maturing October 31, 2007                     2,342,587
  1,903,796  Term Loan, Maturing October 31, 2008                     1,895,467
             Triad Hospitals Holdings, Inc.
  7,017,277  Term Loan, Maturing March 31, 2008                       7,075,752
--------------------------------------------------------------------------------
                                                                 $  121,216,587
--------------------------------------------------------------------------------
Hotels -- 0.7%
--------------------------------------------------------------------------------
             Extended Stay America
$ 1,008,957  Term Loan, Maturing December 31, 2006               $    1,015,894
  1,491,043  Term Loan, Maturing June 30, 2007                        1,501,294
  6,839,556  Term Loan, Maturing December 31, 2007                    6,913,081
             Vail Resorts, Inc.
  3,982,494  Term Loan, Maturing December 10, 2008                    4,024,808
             Wyndham International, Inc.
  1,948,804  Term Loan, Maturing June 30, 2006                        1,796,552
--------------------------------------------------------------------------------
                                                                 $   15,251,629
--------------------------------------------------------------------------------
Household Furnishings & Appliances -- 0.6%
--------------------------------------------------------------------------------
             Goodman Manufacturing Company, L.P.
$   223,174  Term Loan, Maturing September 30, 2004              $      222,965
    417,594  Term Loan, Maturing April 9, 2004                          417,203
  1,118,781  Term Loan, Maturing July 31, 2005                        1,122,277
             Sealy Mattress Company
  1,266,247  Term Loan, Maturing December 15, 2004                    1,268,146
  1,804,343  Term Loan, Maturing December 15, 2005                    1,807,050
  2,197,066  Term Loan, Maturing December 15, 2006                    2,200,362
             Simmons Company
    409,993  Term Loan, Maturing October 30, 2005                       411,829
    939,273  Term Loan, Maturing October 30, 2006                       944,322
             Tempur-Pedic, Inc.
  4,887,750  Term Loan, Maturing June 30, 2009                        4,909,134
--------------------------------------------------------------------------------
                                                                 $   13,303,288
--------------------------------------------------------------------------------
Household Products -- 1.6%
--------------------------------------------------------------------------------
             Central Garden & Pet Company
$ 3,990,000  Term Loan, Maturing May 19, 2009                    $    4,013,693
             Church & Dwight Co. Inc.
  4,074,681  Term Loan, Maturing September 30, 2007                   4,126,634
             Rayovac Corporation
  6,363,766  Term Loan, Maturing September 30, 2009                   6,388,954
             The Scotts Company
 12,975,012  Term Loan, Maturing September 30, 2010                  13,149,941
             United Industries Corporation
  4,491,731  Term Loan, Maturing January 20, 2006                     4,525,418
             Werner Holding Co.
  4,000,000  Term Loan, Maturing June 11, 2009                        3,765,000
--------------------------------------------------------------------------------
                                                                 $   35,969,640
--------------------------------------------------------------------------------
Insurance -- 1.2%
--------------------------------------------------------------------------------
             Hilb, Rogal & Hobbs Company
$10,581,307  Term Loan, Maturing June 30, 2007                   $   10,693,733
             Infinity Property and Casualty Corporation
  6,932,500  Term Loan, Maturing June 30, 2010                        6,993,159
             U.S.I. Holdings Corporation
  5,985,000  Term Loan, Maturing August 11, 2008                      6,029,888
             Willis Corroon Corporation
  3,311,848  Term Loan, Maturing February 5, 2005                     3,195,934
--------------------------------------------------------------------------------
                                                                 $   26,912,714
--------------------------------------------------------------------------------
Leisure -- 0.6%
--------------------------------------------------------------------------------
             New England Sports Ventures, LLC
$14,000,000  Term Loan, Maturing February 28, 2005               $   14,000,000
--------------------------------------------------------------------------------
                                                                 $   14,000,000
--------------------------------------------------------------------------------
Machinery -- 1.2%
--------------------------------------------------------------------------------
             Colfax Corporation
$ 2,461,287  Term Loan, Maturing May 30, 2009                    $    2,473,594
             Flowserve Corporation
  2,014,663  Term Loan, Maturing June 30, 2007                        2,022,849
  5,089,008  Term Loan, Maturing June 30, 2009                        5,130,809
             Rexnord Corporation
  2,896,250  Term Loan, Maturing November 30, 2009                    2,918,424
             The Manitowoc Company
  6,549,250  Term Loan, Maturing June 30, 2007                        6,584,046
             Thermadyne Holdings Corporation
  6,540,039  Term Loan, Maturing March 31, 2008                       6,425,588
--------------------------------------------------------------------------------
                                                                 $   25,555,310
--------------------------------------------------------------------------------
Manufacturing -- 3.7%
--------------------------------------------------------------------------------
             Advanced Glassfiber Yarns LLC
$ 2,972,806  Term Loan, Maturing September 30, 2005(2)(3)        $    1,426,947
             AMSCAN Holdings, Inc.
  1,990,000  Term Loan, Maturing June 15, 2007                        2,001,608
             Amsted Industries Incorporated
 11,870,250  Term Loan, Maturing October 15, 2010                    11,946,908
             Citation Corporation
    995,002  Term Loan, Maturing December 1, 2007                       780,455
             Dresser, Inc.
    505,571  Term Loan, Maturing March 31, 2007                         510,718
             Ingram Industries, Inc.
  4,177,397  Term Loan, Maturing June 30, 2008                        4,208,728
             JohnsonDiversey, Inc.
  1,343,222  Term Loan, Maturing November 30, 2008                    1,346,790
  6,036,636  Term Loan, Maturing November 30, 2009                    6,093,230
             Motor Coach Industries
  2,375,813  Term Loan, Maturing June 15, 2006                        1,956,086
             Mueller Group, Inc.
  7,181,769  Term Loan, Maturing May 31, 2008                         7,207,415
             National Waterworks, Inc.
  4,948,980  Term Loan, Maturing November 22, 2009                    4,990,427
             Polypore Incorporated
  4,081,988  Term Loan, Maturing December 31, 2006                    4,122,808
  1,477,500  Term Loan, Maturing December 31, 2007                    1,491,659
             SPX Corporation
 19,428,286  Term Loan, Maturing September 30, 2009                  19,598,284
             Synthetic Industries, Inc.
  2,453,037  Term Loan, Maturing December 30, 2007                    2,146,407
             Trimas Corporation
  7,920,100  Term Loan, Maturing December 31, 2009                    7,941,222
             Walter Industries, Inc.
  4,750,000  Term Loan, Maturing April 17, 2010                       4,772,268
--------------------------------------------------------------------------------
                                                                 $   82,541,960
--------------------------------------------------------------------------------
Metals & Mining -- 0.3%
--------------------------------------------------------------------------------
             Compass Minerals Group, Inc.
$ 3,738,032  Term Loan, Maturing November 28, 2009               $    3,770,740
             Steel Dynamics, Inc.
    985,000  Term Loan, Maturing March 26, 2008                         992,849
             Stillwater Mining Company
  2,384,985  Term Loan, Maturing June 30, 2007                        2,384,985
--------------------------------------------------------------------------------
                                                                 $    7,148,574
--------------------------------------------------------------------------------
Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
             Laidlaw International, Inc.
$ 9,840,000  Term Loan, Maturing June 19, 2009                   $    9,939,935
             Weight Watchers International, Inc.
  4,420,070  Term Loan, Maturing December 31, 2009                    4,456,535
    567,430  Term Loan, Maturing December 31, 2010                      572,218
--------------------------------------------------------------------------------
                                                                 $   14,968,688
--------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.8%
--------------------------------------------------------------------------------
             General Binding Corporation
$ 2,250,000  Term Loan, Maturing January 15, 2008                    $2,250,000
             Global Imaging Systems, Inc.
  1,745,625  Term Loan, Maturing June 25, 2009                        1,763,081
             Iron Mountain Incorporated
  8,466,998  Term Loan, Maturing February 15, 2008                    8,536,546
             Xerox Corporation
  5,500,000  Term Loan, Maturing September 30, 2008                   5,543,830
--------------------------------------------------------------------------------
                                                                 $   18,093,457
--------------------------------------------------------------------------------
Oil & Gas -- 2.1%
--------------------------------------------------------------------------------
             Citgo Petroleum Company
$ 6,000,000  Term Loan, Maturing February 27, 2006               $    6,240,000
             Columbia Natural Resources, LLC
  5,625,000  Revolving Loan, Maturing August 28, 2008                 5,610,938
             Cumberland Farms, Inc.
  6,232,942  Term Loan, Maturing September 8, 2008                    6,264,107
             Magellan Midstream Partners, L.P.
  1,000,000  Term Loan, Maturing August 6, 2008                       1,007,500
             Sprague Energy Corp.
  6,188,333  Revolving Loan, Maturing August 10, 2007                 6,172,862
             The Premcor Refining Group, Inc.
 10,000,000  Term Loan, Maturing February 11, 2006                   10,109,380
             WEG Acquisition, L.P.
  2,500,000  Term Loan, Maturing June 17, 2008                        2,526,563
             Williams Production RMT Company
  8,354,063  Term Loan, Maturing May 30, 2007                         8,442,824
--------------------------------------------------------------------------------
                                                                 $   46,374,174
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.0%
--------------------------------------------------------------------------------
             Appleton Papers, Inc.
$   892,127  Term Loan, Maturing November 8, 2006                $      897,517
--------------------------------------------------------------------------------
                                                                 $      897,517
--------------------------------------------------------------------------------
Personal Products -- 1.0%
--------------------------------------------------------------------------------
             Armkel, LLC
$ 4,601,231  Term Loan, Maturing March 31, 2009                  $    4,644,367
             Mary Kay Cosmetics, Inc.
  4,390,821  Term Loan, Maturing September 30, 2007                   4,416,432
             Playtex Products, Inc.
 13,689,724  Term Loan, Maturing May 31, 2009                        13,685,451
--------------------------------------------------------------------------------
                                                                 $   22,746,250
--------------------------------------------------------------------------------
Publishing & Printing -- 5.9%
--------------------------------------------------------------------------------
             American Media Operations Inc.
$ 1,488,550  Term Loan, Maturing April 1, 2007                   $    1,499,528
  5,292,741  Term Loan, Maturing April 1, 2008                        5,337,730
             CBD Media LLC
  1,982,500  Term Loan, Maturing December 31, 2009                    1,999,020
             Dex Media East, LLC
  8,500,000  Term Loan, Maturing November 8, 2008                     8,544,268
  4,082,927  Term Loan, Maturing November 8, 2009                     4,141,256
             Dex Media West, LLC
  6,778,951  Term Loan, Maturing September 9, 2009                    6,831,203
 14,500,483  Term Loan, Maturing March 9, 2010                       14,657,567
             Hollinger International Publishing, Inc.
  7,612,443  Term Loan, Maturing September 30, 2009                   7,736,146
             Journal Register Company
 10,894,235  Term Loan, Maturing September 30, 2006                  10,812,528
             Liberty Group Operating, Inc.
  3,622,388  Term Loan, Maturing April 30, 2007                       3,654,084
             Merrill Corporation
  2,883,218  Term Loan, Maturing November 15, 2006                    2,883,218
  3,948,546  Term Loan, Maturing November 15, 2007                    3,948,546
             Moore Holdings U.S.A. Inc.
  6,583,500  Term Loan, Maturing March 15, 2010                       6,626,708
             Morris Publishing Group, LLC
  9,200,000  Term Loan, Maturing March 31, 2011                       9,286,250
             R.H. Donnelley Inc.
  1,343,437  Term Loan, Maturing December 31, 2008                    1,356,592
  5,947,557  Term Loan, Maturing June 30, 2010                        6,060,727
             Sun Media Corporation
  4,118,185  Term Loan, Maturing February 7, 2009                     4,138,776
             The McClatchy Company
  7,638,562  Term Loan, Maturing September 10, 2007                   7,675,563
             The Reader's Digest Association, Inc.
  4,564,786  Term Loan, Maturing May 20, 2008                         4,565,603
             Transwestern Publishing Company LLC
  6,186,246  Term Loan, Maturing June 27, 2008                        6,229,741
             Yell Group, PLC
 13,000,000  Term Loan, Maturing July 8, 2008                        12,971,569
--------------------------------------------------------------------------------
                                                                 $  130,956,623
--------------------------------------------------------------------------------
Real Estate -- 3.5%
--------------------------------------------------------------------------------
             AGBRI Octagon
$ 2,406,762  Term Loan, Maturing May 31, 2004                    $    2,388,711
             AIMCO Properties, L.P.
  3,351,683  Term Loan, Maturing February 28, 2004                    3,376,821
 10,000,000  Term Loan, Maturing May 30, 2008                        10,106,250
             AP-Knight L.P.
  3,216,377  Term Loan, Maturing December 31, 2004                    3,212,356
             Concordia Properties, LLC
  3,000,000  Term Loan, Maturing January 31, 2006                     3,007,500
             Crescent Real Estate Equities, L.P.
  6,375,000  Term Loan, Maturing May 31, 2005                         6,363,047
             Fairfield Resorts, Inc.
  1,227,273  Revolving Loan, Maturing March 21, 2006                  1,221,136
  3,750,000  Term Loan, Maturing March 21, 2006                       3,731,250
             Istar Financial, Inc.
  7,500,000  Term Loan, Maturing July 24, 2006                        7,481,250
             Lennar Corporation
  2,475,000  Term Loan, Maturing May 2, 2007                          2,483,353
             Macerich Partnership, L.P.
  3,542,400  Term Loan, Maturing July 15, 2005                        3,553,470
             Newkirk Master, L.P.
  4,430,380  Term Loan, Maturing December 31, 2004                    4,430,380
             OLY Hightop Parent
  1,919,762  Term Loan, Maturing March 31, 2006                       1,924,561
             Shelbourne Properties, L.P.
  1,715,757  Term Loan, Maturing February 19, 2006                    1,713,612
             The Woodlands Commercial Properties Co., L.P.
  2,850,000  Term Loan, Maturing November 26, 2005                    2,867,813
             Tower Financing I, LLC
  7,000,000  Term Loan, Maturing July 9, 2008                         7,008,750
             Trizec Properties, Inc.
  8,000,000  Term Loan, Maturing May 29, 2005                         7,980,000
             Wilmorite Holdings, L.P.
  4,508,000  Term Loan, Maturing March 31, 2006                       4,530,540
--------------------------------------------------------------------------------
                                                                 $   77,380,800
--------------------------------------------------------------------------------
Restaurants -- 0.7%
--------------------------------------------------------------------------------
             AFC Enterprises Inc.
$ 4,211,776  Term Loan, Maturing May 23, 2009                    $    4,209,670
             Buffets, Inc.
  7,545,875  Term Loan, Maturing June 30, 2009                        7,574,172
             Jack in the Box, Inc.
  1,985,000  Term Loan, Maturing July 22, 2007                        1,999,888
             O'Charley's Inc.
  2,090,000  Term Loan, Maturing January 27, 2009                     2,095,225
--------------------------------------------------------------------------------
                                                                 $   15,878,955
--------------------------------------------------------------------------------
Retail - Food & Drug -- 2.9%
--------------------------------------------------------------------------------
             Domino's Inc.
$13,381,412  Term Loan, Maturing June 25, 2010                   $   13,526,372
             Fleming Companies, Inc.
  4,993,206  Revolving Loan, Maturing June 18, 2008                   4,922,467
  3,364,968  Term Loan, Maturing June 18, 2008                        3,313,444
             Giant Eagle, Inc.
  7,225,963  Term Loan, Maturing August 6, 2009                       7,268,112
             Rite Aid Corporation
 19,750,000  Term Loan, Maturing April 30, 2008                      20,058,594
             Roundy's, Inc.
  8,398,712  Term Loan, Maturing June 6, 2009                         8,440,706
             The Pantry, Inc.
  6,940,711  Term Loan, Maturing March 31, 2007                       7,023,132
--------------------------------------------------------------------------------
                                                                 $   64,552,827
--------------------------------------------------------------------------------
Retail - Multiline -- 0.7%
--------------------------------------------------------------------------------
             Kmart Corporation
$ 9,500,000  Term Loan, Maturing May 6, 2006                     $    9,559,375
             Rent-A-Center, Inc.
  5,630,875  Term Loan, Maturing May 28, 2009                         5,691,581
--------------------------------------------------------------------------------
                                                                 $   15,250,956
--------------------------------------------------------------------------------
Retail - Specialty -- 1.5%
--------------------------------------------------------------------------------
             Advance Stores Company, Inc.
$   928,201  Term Loan, Maturing November 30, 2006               $      935,162
  5,350,906  Term Loan, Maturing November 30, 2007                    5,402,330
             Charming Shoppes, Inc.(3)
     99,771  Revolving Loan, Maturing August 31, 2004                    99,771
             CSK Auto, Inc.
  5,500,000  Term Loan, Maturing June 20, 2009                        5,553,284
             Jo-Ann Stores, Inc.
  3,000,000  Term Loan, Maturing April 30, 2005                       2,985,000
             Oriental Trading Company
  8,640,625  Term Loan, Maturing August 4, 2010                       8,727,031
             Petco Animal Supplies Inc.
  2,749,544  Term Loan, Maturing October 2, 2008                      2,783,914
             Travelcenters of America, Inc.
  7,305,757  Term Loan, Maturing November 30, 2008                    7,351,417
--------------------------------------------------------------------------------
                                                                 $   33,837,909
--------------------------------------------------------------------------------
Road & Rail -- 0.5%
--------------------------------------------------------------------------------
             Kansas City Southern Industries, Inc.
$   910,963  Term Loan, Maturing June 12, 2008                   $      914,867
             RailAmerica Inc.
  9,801,636  Term Loan, Maturing May 31, 2009                         9,875,149
--------------------------------------------------------------------------------
                                                                 $   10,790,016
--------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 0.6%
--------------------------------------------------------------------------------
             AMI Semiconductor
$ 5,000,000  Term Loan, Maturing September 30, 2008              $    5,053,125
             Fairchild Semiconductor Corporation
  8,728,125  Term Loan, Maturing June 19, 2008                        8,799,041
--------------------------------------------------------------------------------
                                                                 $   13,852,166
--------------------------------------------------------------------------------
Telecommunications - Wireline -- 1.4%
--------------------------------------------------------------------------------
             Broadwing Inc.
$   567,150  Revolving Loan, Maturing December 31, 2004          $      559,352
    276,870  Term Loan, Maturing December 31, 2004                      279,293
  2,025,445  Term Loan, Maturing December 31, 2005                    2,045,880
  2,727,549  Term Loan, Maturing December 31, 2006                    2,751,756
             Fairpoint Communications, Inc.
  4,909,794  Term Loan, Maturing March 31, 2007                       4,934,343
             Qwest Corporation
 19,290,000  Term Loan, Maturing June 4, 2007                        19,856,644
--------------------------------------------------------------------------------
                                                                 $   30,427,268
--------------------------------------------------------------------------------
Telecommunications - Wireless -- 2.6%
--------------------------------------------------------------------------------
             American Tower, L.P.
$ 2,423,393  Term Loan, Maturing December 31, 2006               $    2,423,764
  2,857,955  Term Loan, Maturing December 31, 2007                    2,883,448
             Cricket Communications, Inc.
  1,500,000  Term Loan, Maturing June 30, 2007(2)                       783,750
             Crown Castle Operating Company
 15,500,000  Term Loan, Maturing September 15, 2007                  15,659,852
             Dobson Cellular Systems, Inc.
 11,000,000  Term Loan, Maturing March 31, 2010                      11,151,250
             Nextel Communications, Inc.
  2,976,212  Term Loan, Maturing June 30, 2008                        2,990,695
  2,976,212  Term Loan, Maturing December 30, 2008                    2,990,695
  9,900,069  Term Loan, Maturing March 31, 2009                       9,952,420
             Pinnacle Towers, Inc.
  2,000,000  Term Loan, Maturing October 31, 2005                     1,997,916
             Spectrasite Communications, Inc.
  3,741,809  Term Loan, Maturing December 31, 2007                    3,783,904
             Western Wireless
  1,000,000  Term Loan, Maturing April 25, 2007                         966,250
    195,000  Term Loan, Maturing September 30, 2007                     189,564
  2,433,842  Term Loan, Maturing September 30, 2008                   2,428,264
             Winstar Communications, Inc.
    225,401  DIP Loan, Maturing June 30, 2004(2)                         56,350
--------------------------------------------------------------------------------
                                                                 $   58,258,122
--------------------------------------------------------------------------------
Textiles & Apparel -- 0.2%
--------------------------------------------------------------------------------
             St. John Knits International, Inc.
$ 3,700,284  Term Loan, Maturing July 31, 2007                   $    3,711,848
--------------------------------------------------------------------------------
                                                                 $    3,711,848
--------------------------------------------------------------------------------
Theaters -- 1.2%
--------------------------------------------------------------------------------
             Cinemark USA, Inc.
$ 7,730,625  Term Loan, Maturing March 31, 2009                  $    7,819,203
             Loews Cineplex Entertainment Corporation
  3,566,291  Term Loan, Maturing September 30, 2006                   3,582,636
  1,790,909  Term Loan, Maturing May 31, 2008                         1,790,908
  2,931,818  Term Loan, Maturing May 31, 2009                         2,931,818
             Regal Cinemas Inc.
 10,488,061  Term Loan, Maturing June 30, 2009                       10,600,588
--------------------------------------------------------------------------------
                                                                 $   26,725,153
--------------------------------------------------------------------------------
Utility -- 1.1%
--------------------------------------------------------------------------------
             CenterPoint Energy, Inc.
$15,000,000  Term Loan, Maturing October 7, 2006                 $   15,133,590
             Michigan Electric Transmission Company, LLC
  4,443,750  Term Loan, Maturing June 30, 2007                        4,466,893
             Pacific Energy Group, LLC
  4,000,000  Term Loan, Maturing July 26, 2009                        4,028,752
--------------------------------------------------------------------------------
                                                                 $   23,629,235
--------------------------------------------------------------------------------
 Total Senior Floating Rate Interests
   (identified cost, $1,789,817,952)                             $1,790,943,997
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 0.5%
Principal
Amount
(000's omitted) Security                                         Value
--------------------------------------------------------------------------------
  Broadcasting and Cable -- 0.2%
--------------------------------------------------------------------------------
             Echostar DBS Corp.
$     5,000  4.41%, 10/1/08                                      $    5,162,500
--------------------------------------------------------------------------------
                                                                 $    5,162,500
--------------------------------------------------------------------------------
  Business Machines - Miscellaneous -- 0.3%
--------------------------------------------------------------------------------
             Advanstar Communications
$     6,000  8.63%, 8/15/08                                      $    6,270,000
--------------------------------------------------------------------------------
                                                                 $    6,270,000
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost $11,000,000)                                  $   11,432,500
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks
and Warrants -- 0.2%

Shares       Security                                            Value
--------------------------------------------------------------------------------
    282,096  Thermadyne Holdings Corp.                           $    3,689,816
        350  Hayes Lemmerz International, Inc.,
             Preferred, Series A(3)                                      17,500
    105,145  Hayes Lemmerz International, Inc.,
             Common                                                   1,713,863
         25  Knowledge Universe Inc.(3)                                  25,000
--------------------------------------------------------------------------------
  Total Common Stocks, Preferred Stocks
  and Warrants
  (identified cost, $4,055,957)                                  $    5,446,179
--------------------------------------------------------------------------------
Commercial Paper -- 15.0%
Principal
Amount
(000's omitted)    Security                                      Value
--------------------------------------------------------------------------------
             American Express Credit Corp.
$    40,000  1.03%, 11/3/03                                      $   39,996,566
             American Honda Financial
     25,000  1.05%, 11/5/03                                          24,996,354
             Barton Capital Corp.
     40,000  1.05%, 11/10/03                                         39,988,333
             Cafco LLC
     37,500  1.04%, 11/3/03                                          37,496,750
             Cortez Capital Corp.
     30,000  1.06%, 11/18/03                                         29,984,100
             CRC Funding
     25,000  1.05%, 11/3/03                                          24,997,813
             General Electric Capital
     40,000  1.05%, 12/2/03                                          39,962,667
             Kittyhawk Funding
     28,862  1.06%, 11/20/03                                         28,845,004
             Midstate Corp. Federal Credit
     20,000  1.05%, 11/21/03                                         19,987,750
             Receivables Capital Corp.
     30,000  1.06%, 11/24/03                                         29,978,800
             Transamerica Finance
     15,749  1.06%, 11/21/03                                         15,739,262
--------------------------------------------------------------------------------
Total Commercial Paper
  (at amortized cost $331,973,399)                               $  331,973,399
--------------------------------------------------------------------------------
Short-Term Investments -- 2.3%
Principal
Amount
(000's omitted)  Security                                        Value
--------------------------------------------------------------------------------
             Investors Bank & Trust Company Time Deposit
$    52,118  1.08%, 11/3/03                                      $   52,118,000
--------------------------------------------------------------------------------
Total Short-Term Investments
  (at amortized cost, $52,118,000)                               $   52,118,000
--------------------------------------------------------------------------------
Total Investments -- 98.8%
  (identified cost $2,188,965,308)                               $2,191,914,075
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                           $   25,959,972
--------------------------------------------------------------------------------
Net Assets -- 100%                                               $2,217,874,047
--------------------------------------------------------------------------------
(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately two to four years.
(2) Non-income producing security.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Note: At October 31, 2003, the Portfolio had unfunded commitments amounting to $51,444,002 under various revolving credit agreements.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $2,188,965,308)                              $2,191,914,075
Cash                                                                 21,416,671
Interest receivable                                                   4,450,255
Prepaid expenses                                                        214,721
-------------------------------------------------------------------------------
Total assets                                                     $2,217,995,722
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees                                  $2,910
Accrued expenses                                                        118,765
-------------------------------------------------------------------------------
Total liabilities                                                      $121,675
-------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $2,217,874,047

Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $2,214,925,280
Net unrealized appreciation (computed on the
  basis of identified cost)                                           2,948,767
-------------------------------------------------------------------------------
Total                                                            $2,217,874,047
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
October 31, 2003

Investment Income
-------------------------------------------------------------------------------
Interest                                                         $   68,476,543
-------------------------------------------------------------------------------
Total investment income                                          $   68,476,543
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                           $    8,213,946
Custodian fee                                                           295,095
Legal and accounting services                                           182,925
Miscellaneous                                                           222,110
-------------------------------------------------------------------------------
Total expenses                                                   $    8,914,076
-------------------------------------------------------------------------------
Net investment income                                            $   59,562,467
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $  (12,285,162)
  Interest rate swap contracts                                       (1,345,598)
-------------------------------------------------------------------------------
Net realized loss                                                $  (13,630,760)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   50,129,765
  Interest rate swap contracts                                        1,376,803
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   51,506,568
-------------------------------------------------------------------------------

Net realized and unrealized gain                                 $   37,875,808
-------------------------------------------------------------------------------

Net increase in net assets from operations                       $   97,438,275
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                   Year Ended                     Year Ended
in Net Assets                                         October 31, 2003               October 31, 2002
-----------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                    $59,562,467                    $67,349,097
  Net realized loss                                        (13,630,760)                   (14,790,884)
  Net change in unrealized appreciation
    (depreciation)                                          51,506,568                    (23,057,472)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $97,438,275                    $29,500,741
-----------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                         $1,296,513,630                   $489,824,603
  Withdrawals                                             (502,206,079)                  (580,925,153)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from
  capital transactions                                    $794,307,551                   $(91,100,550)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     $891,745,826                   $(61,599,809)
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year                                    $1,326,128,221                 $1,387,728,030
-----------------------------------------------------------------------------------------------------
At end of year                                          $2,217,874,047                 $1,326,128,221
-----------------------------------------------------------------------------------------------------


Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Supplementary Data
                                                                                Year Ended October 31,
                                                     ----------------------------------------------------------------------------
Ratios/Supplementary Data+                                2003                   2002                 2001               2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                          0.61%                  0.62%                0.57%                0.04%(3)
    Net investment income                                 4.05%                  4.72%                6.45%                8.49%(3)
Portfolio Turnover                                          64%                    76%                  52%                   3%
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                           6.91%                  2.19%                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)             $2,217,874             $1,326,128           $1,387,728             $145,896
----------------------------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses                                                                                          0.61%                0.79%(3)
    Net investment income                                                                             6.41%                7.74%(3)
----------------------------------------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Total return is required to be disclosed for the fiscal years beginning December 15, 2000.
(3) Annualized.

Floating Rate Portfolio as of October 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At
  October 31, 2003, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 72.3%, 21.8% and 3.0% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Expense Reduction -- Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the fee was equivalent to 0.558% of the Portfolio's average net assets for such period and amounted to $8,213,946. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of investments for the year ended
  October 31, 2003 aggregated $1,385,179,245, $589,096,135 and $214,706,663, respectively.

4 Line of Credit
-------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices.
  Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2003, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

5 Federal Income Tax Unrealized Appreciation (Depreciation)
-------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in the value of the investments owned at October 31, 2003, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $2,188,990,159
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                  $   13,680,510
  Gross unrealized depreciation                                     (10,756,594)
  -----------------------------------------------------------------------------
  Net unrealized appreciation                                    $    2,923,916
  -----------------------------------------------------------------------------

6 Financial Instruments
-------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 2003.

7 Interestholder Meeting (Unaudited)
--------------------------------------------------------------------------------
  The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                     INTEREST IN THE PORTFOLIO
  NOMINEE FOR TRUSTEE                              AFFIRMATIVE         WITHHOLD
  -----------------------------------------------------------------------------
  Jessica M. Bibliowicz                                99%                1%
  Donald R. Dwight                                     99%                1%
  James B. Hawkes                                      99%                1%
  Samuel L. Hayes, III                                 99%                1%
  William H. Park                                      99%                1%
  Norton H. Reamer                                     99%                1%
  Lynn A. Stout                                        99%                1%

  Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

Floating Rate Portfolio as of October 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
Floating Rate Portfolio:
-------------------------------------------------------------------------------
To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the supplementary data for each of the three years then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2003 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio and High Income Portfolio
(the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State
Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM"
refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors,
Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the
Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                                                                                                        Number of
                                                                                                      Portfolios in
                              Position(s) with    Term of Office                                       Fund Complex       Other
                                the Trust and      and Length of    Principal Occupation(s) During    Overseen By    Directorships
Name and Date of Birth         the Portfolios         Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jessica M. Bibliowicz              Trustee        Trustee of the    Chairman, President and Chief          192
11/28/59                                          Trust and High    Executive Officer of National
                                                 Income Portfolio   Financial Partners (financial
                                                  since 1998; of    services company) (since April
                                                   Floating Rate    1999). President and Chief
                                                  Portfolio since   Operating Officer of John A.
                                                       2000         Levin & Co. (registered
                                                                    investment adviser) (July 1997 to
                                                                    April 1999) and a Director of
                                                                    Baker, Fentress & Company, which
                                                                    owns John A. Levin & Co. (July
                                                                    1997 to April 1999). Ms.
                                                                    Bibliowicz is an interested
                                                                    person because of her affiliation
                                                                    with a brokerage firm.

James B. Hawkes                    Trustee        Trustee of the    Chairman, President and Chief          194       Director of EVC
11/9/41                                          Trust since 1991;  Executive Officer of BMR, EVC,
                                                 of Floating-Rate   EVM and EV; Director of EV; Vice
                                                  Portfolio since   President and Director of EVD.
                                                   2000; of High    Trustee and/or officer of 194
                                                 Income Portfolio   registered investment companies
                                                    since 1992      in the Eaton Vance Fund Complex.
                                                                    Mr. Hawkes is an interested
                                                                    person because of his positions
                                                                    with BMR, EVM, EVC and EV, which
                                                                    are affiliates of the Trust and
                                                                    the Portfolios.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

                                                                                                        Number of
                                                                                                      Portfolios in
                              Position(s) with    Term of Office                                       Fund Complex       Other
                                the Trust and      and Length of     Principal Occupation(s) During    Overseen By    Directorships
Name and Date of Birth         the Portfolios         Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(s)

Samuel L. Hayes, III               Trustee        Trustee of the    Jacob H. Schiff Professor of           194         Director of
2/23/35                                          Trust since 1986;  Investment Banking Emeritus,                      Tiffany & Co.
                                                 of Floating Rate   Harvard University Graduate                         (specialty
                                                  Portfolio since   School of Business                                retailer) and
                                                   2000; of High    Administration.                                    Telect, Inc.
                                                 Income Portfolio                                                       (telecom-
                                                    since 1993                                                          munication
                                                                                                                         services
                                                                                                                         company)

William H. Park                    Trustee          Since 2003      President and Chief Executive          191             None
9/19/47                                                             Officer, Prizm Capital
                                                                    Management, LLC (investment
                                                                    management firm) (since 2002).
                                                                    Executive Vice President and
                                                                    Chief Financial Officer, United
                                                                    Asset Management Corporation (a
                                                                    holding company owning
                                                                    institutional investment
                                                                    management firms) (1982-2001).

Ronald A. Pearlman                 Trustee          Since 2003      Professor of Law, Georgetown           191             None
7/10/40                                                             University Law Center (since
                                                                    1999). Tax Partner Covington &
                                                                    Burling, Washington, DC
                                                                    (1991-2000).

Norton H. Reamer                   Trustee        Trustee of the    President and Chief Executive          194             None
9/21/35                                          Trust since 1986;  Officer of Asset Management
                                                 of Floating Rate   Finance Corp. (a specialty
                                                  Portfolio since   finance company serving the
                                                   2000; of High    investment management industry)
                                                 Income Portfolio   (since October 2003). President,
                                                    since 1993      Unicorn Corporation (an
                                                                    investment and financial advisory
                                                                    services company) (since
                                                                    September 2000). Formerly,
                                                                    Chairman, Hellman, Jordan
                                                                    Management Co., Inc. (an
                                                                    investment management company)
                                                                    (2000-2003). Formerly, Advisory
                                                                    Director of Berkshire Capital
                                                                    Corporation (investment banking
                                                                    firm) (2002-2003). Formerly,
                                                                    Chairman of the Board, United
                                                                    Asset Management Corporation (a
                                                                    holding company owning
                                                                    institutional investment
                                                                    management firms) and Chairman,
                                                                    President and Director, UAM Funds
                                                                    (mutual funds) (1980-2000).

Lynn A. Stout                      Trustee        Trustee of the    Professor of Law, University of        194             None
9/14/57                                           Trust and High    California at Los Angeles School
                                                 Income Portfolio   of Law (since July 2001).
                                                  since 1998; of    Formerly, Professor of Law,
                                                   Floating Rate    Georgetown University Law Center.
                                                  Portfolio since
                                                       2000

Eaton Vance Floating-Rate High Income Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              Position(s) with    Term of Office
                                the Trust and      and Length of     Principal Occupation(s) During
Name and Date of Birth         the Portfolios         Service       Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President of the      Since 2002      Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                             Trust                           Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                    Executive Officer of Belair Capital Fund LLC, Belcrest Capital
                                                                    Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and
                                                                    Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 53 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr.         Vice President of     Since 1995      Vice President of EVM and BMR. Officer of 35 registered
7/28/59                           the Trust                         investment companies managed by EVM or BMR.

Thomas J. Fetter              Vice President of     Since 1997      Vice President of EVM and BMR. Trustee and President of The
8/20/43                           the Trust                         Massachusetts Health & Education Tax-Exempt Trust. Officer of
                                                                    127 registered investment companies managed by EVM or BMR.

Thomas P. Huggins             Vice President of     Since 2000      Vice President of EVM and BMR. Officer of 8 registered
3/7/66                           High Income                        investment companies managed by EVM or BMR.
                                  Portfolio

Michael R. Mach               Vice President of     Since 1999      Vice President of EVM and BMR. Previously, Managing Director and
7/14/47                           the Trust                         Senior Analyst for Robertson Stephens (1998-1999). Officer of 25
                                                                    registered investment companies managed by EVM or BMR.

Robert B. MacIntosh           Vice President of     Since 1998      Vice President of EVM and BMR. Officer of 127 registered
1/22/57                           the Trust                         investment companies managed by EVM or BMR.

Scott H. Page                 Vice President of     Since 2000      Vice President of EVM and BMR. Officer of 13 registered
11/30/59                        Floating Rate                       investment companies managed by EVM or BMR.
                                  Portfolio

Duncan W. Richardson          Vice President of     Since 2001      Senior Vice President and Chief Equity Investment Officer of EVM
10/26/57                          the Trust                         and BMR. Officer of 41 registered investment companies managed by EVM or BMR.

Walter A. Row, III            Vice President of     Since 2001      Director of Equity Research and a Vice President of EVM and BMR.
7/20/57                           the Trust                         Officer of 22 registered investment companies managed by EVM or
                                                                    BMR.

Judith A. Saryan              Vice President of     Since 2003      Vice President of EVM and BMR. Previously, Portfolio Manager and
8/21/54                           the Trust                         Equity Analyst for State Street Global Advisers (1980-1999).
                                                                    Officer of 24 registered investment companies managed by EVM or
                                                                    BMR.

Susan Schiff                  Vice President of     Since 2002      Vice President of EVM and BMR. Officer of 26 registered
3/31/61                           the Trust                         investment companies managed by EVM or BMR.

Payson F. Swaffield             President of       Since 2002(2)    Vice President of Eaton Vance and 13 registered investment
8/13/56                         Floating Rate                       companies managed by EVM or BMR.
                                  Portfolio

Michael W. Weilheimer         President of High    Since 2002(2)    Vice President of EVM and BMR. Officer of 10 registered
2/11/61                       Income Portfolio                      investment companies managed by EVM or BMR.

Alan R. Dynner                    Secretary      Secretary of the   Vice President, Secretary and Chief Legal Officer of BMR, EVM,
10/10/40                                          Trust and High    EVD, EV and EVC. Officer of 194 registered investment companies
                                                 Income Portfolio   managed by EVM or BMR.
                                                  since 1997; of
                                                   Floating Rate
                                                  Portfolio since
                                                       2000


Barbara E. Campbell           Treasurer of the     Since 2002(2)    Vice President of EVM and BMR. Officer of 194 registered
6/19/57                          Portfolios                         investment companies managed by EVM or BMR.

James L. O'Connor             Treasurer of the      Since 1989      Vice President of BMR, EVM and EVD. Officer of 115 registered
4/1/45                              Trust                           investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Swaffield served as Vice President of Floating Rate Portfolio since 2000, Mr. Weilheimer served as Vice
    President of High Income Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of Floating Rate Portfolio since
    2000 and High Income Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                 INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

          ADMINISTRATOR OF EATON VANCE FLOATING-RATE HIGH INCOME FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            Attn: Eaton Vance Funds
                                 P.O. Box 9653
                           Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                             DELOITTE & Touche LLP
                              200 Berkeley Street
                             Boston, MA 02116-5022

                   EATON VANCE FLOATING-RATE HIGH INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

811-12/03                                                            FRHSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES


Not required in this filing.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)     Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i) Treasurer's Section 302 certification. (a)(2)(ii) President's Section 302 certification.
(b)        Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST
(On behalf of EATON VANCE FLOATING-RATE HIGH INCOME FUND)


By:      /s/ Thomas E. Faust Jr.
         ------------------------
         THOMAS E. FAUST JR.
         President


Date:    DECEMBER 16, 2003
         -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:       /s/ James L. O'Connor
          ---------------------
         JAMES L. O'CONNOR
         Treasurer


Date:    DECEMBER 16, 2003
         -----------------------

By:      /s/ Thomas E. Faust Jr.
         -----------------------
         THOMAS E. FAUST JR.
         President


Date:    DECEMBER 16, 2003
         -----------------------